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                                                                       EXHIBIT A

                               SIXTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is effective as of the 28th day of June, 2002, by and among BR HOLDING, INC., a Georgia corporation ("Bull Run"), CAPITAL SPORTS PROPERTIES, INC., a Delaware corporation ("Capital"), HOST COMMUNICATIONS, INC., a Kentucky corporation ("Host") and DATASOUTH COMPUTER CORPORATION, a Delaware corporation ("Datasouth" and together with Bull Run, Capital and Host, the "Borrowers"), as Borrowers, BULL RUN CORPORATION, a Georgia corporation (the "Parent"), as a Guarantor, THE LENDERS SIGNATORY HERETO (collectively, the "Lenders"), BANK OF AMERICA, N.A. and BANK ONE, KENTUCKY, NA, as Issuing Banks (collectively, the "Issuing Banks"), WACHOVIA BANK, NATIONAL ASSOCIATION (FORMERLY KNOWN AS FIRST UNION NATIONAL BANK), as Syndication Agent for the Issuing Banks and the Lenders (the "Syndication Agent"), BANK OF AMERICA, N.A., as Administrative Agent for the Issuing Banks and the Lenders (the "Administrative Agent").

                                    RECITALS

         WHEREAS, the Borrowers, the Parent, the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of July 27, 2001, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of October 5, 2001, as amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of December 14, 2001, as amended by that certain Third Amendment to Amended and Restated Credit Agreement dated as of February 8, 2002, as amended by that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of February 22, 2002, as amended by that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of March 29, 2002 (as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), pursuant to which the Lenders have agreed to make one or more loans from time to time to the Borrowers in accordance with the terms and conditions thereof; and

         WHEREAS, the Borrowers have requested that the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent extend the Maturity Date and consent to certain other amendments to the Credit Agreement, and the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent have agreed to do so to the extent set forth herein;

         NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto do hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement as amended hereby (except as otherwise expressly defined or limited herein) and do hereby further agree as follows:

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         1.       AMENDMENTS TO ARTICLE 1.

                  (a) Article 1 of the Credit Agreement, Definitions, is hereby modified and amended by adding the following definition in appropriate alphabetical order:

                  "`AMT Subordination Agreement' shall mean that certain Subordination Agreement dated September 27, 2000, executed by Datasouth in favor of LaSalle Business Credit, Inc., with respect to the AMT Note, and any replacement thereof executed by Datasouth in favor of any lender which succeeds LaSalle as AMT's senior lender in a form reasonably acceptable to the Administrative Agent."

                  (b) Article 1 of the Credit Agreement, Definitions, is hereby further modified and amended by deleting the definition of "AMT" in its entirety and by substituting the following in lieu thereof:

                  "`AMT' shall mean AMT Datasouth Corp. (formerly known as Advanced Matrix Technology, Inc.), a California corporation."

                  (c) Article 1 of the Credit Agreement, Definitions, is hereby further modified and amended by deleting the definition of "AMT Note" in its entirety and by substituting the following in lieu thereof:

                  "`AMT Note' shall mean that certain Subordinated Promissory Note dated July 1, 2002, issued by AMT in favor of Datasouth in the original principal amount of $3,392,350.43, to amend and restate that certain Subordinated Promissory Note dated September 27, 2000, issued by AMT in favor of Datasouth in the original principal amount of $4,285,074.18."

                  (d) Article 1 of the Credit Agreement, Definitions, is hereby further modified and amended by deleting the definition of "Assignment of Note" in its entirety and by substituting the following in lieu thereof:

                  "`Assignment of Note' shall mean that certain Amended and Restated Assignment of Note dated as of July 1, 2002, from Datasouth in favor of the Administrative Agent, on its behalf and on behalf of the Issuing Banks, the Syndication Agent and the Lenders, in form and substance acceptable to the Administrative Agent."

                  (e) Article 1 of the Credit Agreement, Definitions, is hereby further modified and amended by deleting the definition of "Borrowing Base Deficiencies" in its entirety and by substituting the following in lieu thereof:

                  "`Borrowing Base Deficiencies' shall mean any condition wherein the Aggregate Revolving Credit Obligations exceed the sum of
         (a) Borrowing Base as set forth on the most recent Borrowing Base Certificate delivered to the Administrative Agent and the Lenders or as otherwise determined by the Administrative Agent, plus (b) the Overadvance Cushion."


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                  (f) Article 1 of the Credit Agreement, Definitions, is hereby further modified and amended by deleting the definition of "Maturity Date" in its entirety and by substituting the following in lieu thereof:

                  "`Maturity Date' shall mean September 13, 2002, or such earlier date as payment of the Loans shall be due (whether by acceleration or otherwise) in accordance with the terms hereof."

                  (g) Article 1 of the Credit Agreement, Definitions, is hereby further modified and amended by inserting the following definitions of "Overadvance Cushion" and "Sixth Amendment Date" in appropriate alphabetical order:

                  "'Overadvance Cushion' shall mean (1) for the period from March 29, 2002 until the date of delivery of the Borrowing Base Certificate for the period ending July 31,2002, $5,000,000, (2) for the period from delivery of the Borrowing Base Certificate for the period ending July 31, 2002 until the date of delivery of the Borrowing Base Certificate for the period ending August 31, 2002, $8,000,000, and (3) for the period from delivery of the Borrowing Base Certificate for the period ending August 31, 2002 and until the Maturity Date, $0,

                  'Sixth Amendment Date' shall mean June 28, 2002."

          2.      AMENDMENTS TO SECTION 2.1.

                  (a) Section 2.1(a) of the Credit Agreement, The Revolving Loans, is hereby modified and amended by deleting the first sentence therefrom and by substituting the following in lieu thereof:

                  "The Lenders agree, severally in accordance with their respective Revolving Commitment Ratios and not jointly, upon the terms and subject to the conditions of this Agreement, to lend and relend to the Borrowers, prior to the Maturity Date, amounts which in the aggregate at any one time outstanding do not exceed (i) the lesser of
         (A) the sum of (x) the Borrowing Base, plus (y) the Overadvance Cushion and (B) the Revolving Loan Commitment, minus (ii) the aggregate stated amount of all Letter of Credit Obligations then outstanding."

                  (b) Section 2.1(e) of the Credit Agreement, Borrowing Base Deficiencies, is hereby modified and amended by deleting the last sentence therefrom and by substituting the following in lieu thereof:

                  "Additionally, in no event shall the Borrowers have the right to receive any Advance of a Revolving Loan in an amount which exceeds
         (i) the lesser of (A) the sum of (x) the Borrowing Base, plus (y) the Overadvance Cushion and (B) the Revolving Loan Commitment, minus (ii) the Aggregate Revolving Credit Obligations."

         3. AMENDMENT TO SECTION 2.4. Section 2.4 of the Credit Agreement, Fees, is hereby modified and amended by adding the following new subsection (d) to the end thereof:

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                  "(d) Overadvance Cushion Fee. The Borrowers, jointly and
         severally, agree to pay to the Lenders, in accordance with the Lenders' respective Revolving Commitment Ratio, a fee on the amount of the average outstanding daily balance of Advances under the Overadvance Cushion, at a rate of two percent (2%) per annum. Such Overadvance Cushion fee shall be computed on the basis of a hypothetical year of 360 days for the actual number of days elapsed, shall be payable in arrears on (i) August 16 for the period from July 15, 2002 through and including August 15, 2002, and (ii) September 13 for the period from August 16, 2002 through and including September 13, 2002, and shall be fully earned when due and non-refundable when paid."

         4. AMENDMENT TO SECTION 2.6(D). Section 2.6(d) of the Credit Agreement, Other Mandatory Repayments, is hereby modified and amended by deleting the first sentence of clause (i) in its entirety and by substituting the following in lieu thereof:

                  "(i) In the event that after the Agreement Date, the Parent or any Borrower or any Subsidiary of any Borrower shall issue any Capital Stock (other than in connection with (a) the Robinson Equity Contribution to the extent set forth below and (b) an equity contribution or a series of equity contributions up to an aggregate amount of $10,000,000 (less the amount, if any, of subordinated debt issued pursuant to Section 7.1(o) hereof) occurring after the Sixth Amendment Date and prior to the Maturity Date), one hundred percent (100%) of the Net Cash Proceeds received by the Parent, such Borrower or such Subsidiary from such issuance shall be paid on the date of receipt thereof by the Parent, such Borrower, or such Subsidiary to the Lenders as a mandatory payment of the Loans.

         5. AMENDMENT TO SECTION 6.7. Section 6.7 of the Credit Agreement, Notice of Litigation and Other Matters, is hereby modified and amended by deleting subsection (i) in its entirety and by substituting the following in lieu thereof:

                  "(i) Promptly upon, but in no event later than two (2) Business Days after, the receipt by any Borrower of a notice under the AMT Subordination Agreement, the Borrowers shall deliver a copy of such notice to the Administrative Agent."

         6.       AMENDMENTS TO SECTION 7.1.

                  (a) Section 7.1 of the Credit Agreement, Indebtedness, is hereby modified and amended by adding the following new subsection (n) to the end thereof:

                  "(n) Indebtedness of the Borrowers to an Affiliate incurred after the Sixth Amendment Date and repayable in full on or before August 31, 2002 in the amount of $4,000,000; and"

                  (b) Section 7.1 of the Credit Agreement, Indebtedness, is hereby further modified and amended by adding the following new subsection (o) to the end thereof:

                  "(o) Other subordinated debt incurred by the Borrowers on terms and conditions acceptable to the Administrative Agent in an amount not to exceed the difference between (i) $10,000,000 and (ii) the amount of any equity contribution

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         received by the Borrowers after the Sixth Amendment Date and prior to the Maturity Date, the Net Cash Proceeds of which are not used to repay the Loans."

         7. AMENDMENT TO SECTION 7.12. Section 7.12 of the Credit Agreement, Amendment and Waiver, is hereby deleted in its entirety and the following substituted in lieu thereof:

                  "Section 7.12 Amendment and Waiver None of the Parent or any Borrower, without the prior written consent of all of the Lenders, shall enter into any amendment of, or agree to or accept any waiver of
         (a) its certificate of incorporation and by-laws, if such amendment or waiver would adversely affect the rights of the Borrowers, the Administrative Agent, the Issuing Banks and the Lenders, or any of them, (b) the Subordinated Note, (c) the AMT Note and the AMT Subordination Agreement, (d) the Summit Subordinated Notes, and (e) any documents or instruments evidencing any subordinated debt issued pursuant to Section 7.1(o) hereof."

         8. CONSENT. Notwithstanding anything to the contrary contained in the Credit Agreement or any other Loan Document, the Lenders hereby consent to the delivery by the Borrowers to the Administrative Agent, of the June 30, 2002 Borrowing Base Certificate on or before July 23, 2002.

         9. NO OTHER AMENDMENTS AND CONSENTS. Except for the amendments and consents expressly set forth and referred to above, the text of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect, and the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent hereby reserve the right to require strict compliance with the terms and conditions of the Credit Agreement and the other Loan Documents in the future. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection or continuity of the Administrative Agent's security interests in, security titles to or other Liens on any Collateral for the Obligations.

         10. REPRESENTATIONS AND WARRANTIES. To induce the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent to enter into this Amendment, each of the Borrowers hereby warrants, represents and covenants to the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent that: (a) each representation or warranty of the Borrowers set forth in the Credit Agreement is hereby restated and reaffirmed as true and correct on and as of the date of this Amendment, and after giving effect to this Amendment, as if such representation or warranty were made on and as of the date of, and after giving effect to, this Amendment (except to the extent that any such representation or warranty expressly relates to a prior specific date or period); (b) such Borrower has the corporate power and authority to (i) enter into this Amendment and (ii) do all acts and things as are required or contemplated hereunder to be done, observed and performed by such Borrower; (c) this Amendment has been duly authorized, validly executed and delivered by such Borrower, and constitutes the legal, valid and binding obligation of such Borrower, enforceable against it in accordance with its terms; (d) the execution and delivery of this Amendment and performance by such Borrower under the Credit Agreement, does not and will not require the consent or approval of any regulatory

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authority or governmental authority or agency having jurisdiction over such
Borrower which has not already been obtained, nor contravene or conflict with the charter documents of such Borrower, or the provision of any statute, judgment, order, indenture, instrument, agreement or undertaking, to which such Borrower is a party or by which any of its properties are or may become bound; and (e) as of the date hereof and after giving effect to the amendments contained in this Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing. The Borrowers, the Parent, the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent hereby ratify and affirm all of the terms and conditions of the Credit Agreement and the Loan Documents applicable to each of them, including, without limitation, the Borrowers' joint and several liability for the Obligations. The parties hereto have not entered into a mutual disregard of the terms and provisions of the Credit Agreement or the other Loan Documents, or engaged in any course of dealing in variance with the terms and provisions of the Credit Agreement or the other Loan Documents, within the meaning of any applicable law of the State of Georgia or otherwise.

         11. REIMBURSEMENT OF COSTS AND EXPENSES. The Borrowers hereby jointly and severally agree to reimburse the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent on demand for all costs (including, without limitation, reasonable attorneys' fees) incurred by such parties in negotiating, documenting and consummating this Amendment, the other documents referred to herein, and the transactions contemplated hereby and thereby.

         12. CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AMENDMENT. The effectiveness of this Amendment is subject to:

                  (a) the truth and accuracy in all respects of the representations and warranties of the Borrowers contained in Section 10 above; and

                  (b) the receipt by the Administrative Agent of one or more duly executed counterparts of this Amendment signed by the Borrowers, the Parent, and each of the Lenders.

         13. CONDITIONS SUBSEQUENT TO THIS AMENDMENT. As a condition subsequent to the amendments and consents set forth in this Amendment and pursuant to Section 5.16 of the Credit Agreement (the failure by the Borrowers to so perform or cause to be performed for any reason constituting an Event of Default under the Credit Agreement), the Borrowers shall deliver to the Administrative Agent, within five (5) Business Days of execution of the revised AMT Subordination Agreement and the documents related thereto, (i) the duly executed Assignment of Note, together with the original AMT Note duly endorsed in blank, (ii) copies of or authorization to file Uniform Commercial Code financing statements naming AMT as debtor, Datasouth as secured party and the Administrative Agent as assignee, and identifying as collateral the accounts and payment intangibles pledged by AMT to secure the AMT Note, and (iii) authorization to file amendments to modify the collateral description of the Uniform Commercial Code financing statements of record listing Datasouth as debtor and the Administrative Agent as secured party to include the assets and rights assigned to the Administrative Agent pursuant to the Assignment of Note.

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         14.      RELEASE. Each of the Parent and the Borrowers hereby waives and releases each of the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent from any and all claims and defenses with respect to the Credit Agreement, the Notes and any and all documents, instruments, certificates, notes, bonds, or other agreements executed in connection therewith, except in the case of willful misconduct or gross negligence on the part of such Person.

         15. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment shall be deemed to be a Loan Document for all purposes.

         16. COUNTERPARTS. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission shall be deemed an original signature hereto.

         17. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Georgia applicable to contracts made and performed in such state.





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       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of August 13, 2002 and to be made effective as of the date first above written.

BORROWERS:                               BR HOLDING, INC.

                                         By: /s/ FREDERICK J. ERICKSON
                                             -----------------------------------
                                         Name: Frederick J. Erickson
                                         Title: Vice President - Finance


                                         CAPITAL SPORTS PROPERTIES, INC.

                                         By: /s/ FREDERICK J. ERICKSON
                                             -----------------------------------
                                         Name: Frederick J. Erickson
                                         Title: Vice President


                                         HOST COMMUNICATIONS, INC.

                                         By: /s/ FREDERICK J. ERICKSON
                                             -----------------------------------
                                         Name: Frederick J. Erickson
                                         Title: Vice President


                                         DATASOUTH COMPUTER CORPORATION

                                         By: /s/ FREDERICK J. ERICKSON
                                             -----------------------------------
                                         Name: Frederick J. Erickson
                                         Title: Executive VP - Finance & Admin.


PARENT:                                  BULL RUN CORPORATION

                                         By: /s/ FREDERICK J. ERICKSON
                                             -----------------------------------
                                         Name: Frederick J. Erickson
                                         Title: Vice President - Finance




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ADMINISTRATIVE AGENT:                    BANK OF AMERICA, N.A.

                                         By: /s/ NANCY S. GOLDMAN
                                             -----------------------------------
                                         Name: Nancy S. Goldman
                                         Title: Senior Vice President


SYNDICATION AGENT:                       WACHOVIA BANK, NATIONAL
                                         ASSOCIATION (FORMERLY KNOWN AS
                                         FIRST UNION NATIONAL BANK)

                                         By: /s/ BRUCE W. LOFTIN
                                             -----------------------------------
                                         Name: Bruce W. Loftin
                                         Title: Managing Director


ISSUING BANKS:                           BANK OF AMERICA, N.A.

                                         By: /s/ NANCY S. GOLDMAN
                                             -----------------------------------
                                         Name: Nancy S. Goldman
                                         Title: Senior Vice President


                                         BANK ONE, KENTUCKY, NA

                                         By: /s/ BERNIE DUES
                                             -----------------------------------
                                         Name: Bernie Dues
                                         Title: Vice President


LENDERS:                                 BANK OF AMERICA, N.A.

                                         By: /s/ NANCY S. GOLDMAN
                                             -----------------------------------
                                         Name: Nancy S. Goldman
                                         Title: Senior Vice President



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                                        BANK ONE, KENTUCKY, NA

                                        By: /s/ BERNIE DUES
                                            ------------------------------------
                                        Name: Bernie Dues
                                        Title: Vice President


                                        WACHOVIA BANK, NATIONAL
                                        ASSOCIATION (AS SUCCESSOR IN INTEREST
                                        TO WACHOVIA BANK, N.A. AND FORMERLY
                                        KNOWN AS FIRST UNION NATIONAL BANK)

                                        By: /s/ BRUCE W. LOFTIN
                                            ------------------------------------
                                        Name: Bruce W. Loftin
                                        Title: Managing Director











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